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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-85406) and Form S-8 (Nos. 333-39756, 333-39758
and 333-40202) of Visteon Corporation of our report dated January 17, 2003, except for Note 18, as to which the date is January 27, 2003, relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Detroit, Michigan
February 10, 2003